LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Supplement Dated August 20, 2021 to the Summary Prospectus Dated May 1, 2021

This Supplement updates certain information in the Summary Prospectus for the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”). You may obtain a copy of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective August 7, 2021, QS Investors, LLC (“QS Investors”), a sub-adviser of the Fund and a wholly-owned subsidiary of Franklin Resources, merged with and into Franklin Advisers, Inc (“FAV”), also a wholly-owned subsidiary of Franklin Resources. As a result of the merger, all of the rights and obligations of QS Investors under the sub-advisory agreement pursuant to which QS Investors provided sub-advisory services to the Fund were transferred to FAV and FAV became a sub-adviser of the Fund. Such transfer did not result in a change of actual control or management. The transfer also did not result in any change to the nature or amount of services provided, or the fees payable, under the sub-advisory agreement. In addition, the transfer will not result in any change to the manner in which the Fund’s portfolio is managed.

As a result, effective immediately, the Fund’s Summary Prospectus is revised as follows:

1.

All references to “QS Investors, LLC” in the Fund’s Summary Prospectus are removed and replaced with “Franklin Advisers, Inc.”, and all references to “QS Investors” in the Fund’s Summary Prospectus are removed and replaced with “FAV”.

2.	The following is added to the Portfolio Managers section on page 5:

FAV Portfolio Managers	Company Title	Experience with Fund
Christopher W. Floyd, CFA	Vice President and Portfolio Manager	Since August 2021

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS

AND OTHER IMPORTANT RECORDS